UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 18, 2023

Eagle Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36306	20-8179278
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

50 Tice Boulevard, Suite 315 Woodcliff Lake, NJ	07677
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (201) 326-5300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock (par value $0.001 per share)	EGRX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On July 18, 2023, Eagle Pharmaceuticals, Inc., or the Company, announced that it had resumed repurchases of shares of the Company’s common stock on the open market under the Company’s already authorized and previously announced share repurchase program, demonstrating its confidence in the strength of its business.

Under the existing share repurchase program, the Company may repurchase its common stock for up to an aggregate purchase price of $160 million. As of July 17, 2023, approximately $83.8 million remained available and authorized for share repurchases under the share repurchase program. The timing and amount of repurchases will depend on a variety of factors, including the price of the Company’s common stock, the Company’s available capital resources and other financial and operational performance, alternative investment opportunities, corporate and regulatory requirements, market conditions and other factors.

As of July 17, 2023, the Company had repurchased an aggregate of 4,661,819 shares of common stock for an aggregate of $248.1 million pursuant to its share repurchase programs in effect since August 2016.

The information furnished under this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or subject to the liabilities of that section. The information shall not be deemed incorporated by reference into any other filing with the Securities and Exchange Commission (the “SEC”) made by the Company, regardless of any general incorporation language in such filing.

Forward Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, and other securities law. Forward-looking statements are statements that are not historical facts. Words and phrases such as “anticipate,” “forward,” “will,” “would,” ‘could,” “should,” “may,” “remain,” “maintain,” “opportunity,” “potential,” “prepare,” “expect,” “believe,” “plan,” “future,” “belief,” “guidance,” “estimate,” “project,” “forecast” “continue,” “further” and similar expressions are intended to identify forward-looking statements. These statements include, but are not limited to, statements related to repurchases of the Company’s common stock, fluctuations in the market price of the Company’s common stock, the Company’s available capital resources, restrictions on repurchases of common stock, the timing and availability of alternative investment opportunities and other factors that may impact any future repurchases; the strength of the Company’s business and operational and financial performance, and other statements that are not historical facts. All of such statements are subject to certain risks and uncertainties, many of which are difficult to predict and generally beyond the Company’s control, that could cause actual results to differ materially from those expressed in, or implied or projected by, the forward-looking information and statements. Such risks and uncertainties include, but are not limited to: the risk that the anticipated benefits of the Company’s acquisition of Acacia are not realized; the impacts of the continuing effects of general economic conditions, including the potential adverse effects of public health issues, on economic activity and the performance of the financial markets generally, and geopolitical events such as the conflict in Ukraine, including disruption or impact in the sales of the Company’s marketed products, interruptions or other adverse effects to clinical trials, delays in regulatory review, manufacturing and supply chain interruptions, adverse effects on healthcare systems, disruption in the operations of the Company’s third party partners and disruption of the global economy or other events on the Company’s business, financial condition and results of operations; macroeconomic conditions, including rising inflation and interest rates, uncertain credit and financial markets and recent and potential disruptions in banking systems; whether the Company will incur unforeseen expenses or liabilities or other market factors; whether the Company will successfully implement its development plan for its product candidates; delay in or failure to obtain regulatory approval of the Company’s or its partners’ product candidates; whether the Company can successfully market and commercialize its product candidates; the success of the Company’s relationships with its partners; the availability and pricing of third party sourced products and materials; the outcome of litigation involving any of its products or that may have an impact on any of our products; successful compliance with the U.S. Food and Drug Administration and other governmental regulations applicable to product approvals, manufacturing facilities, products and/or businesses; the strength and enforceability of the Company’s intellectual property rights or the rights of third parties; competition from other pharmaceutical and biotechnology companies and the potential for competition from generic entrants into the market; the risks inherent in the early stages of drug development and in conducting clinical trials; any unanticipated factors in addition to the foregoing that may impact the Company’s financial and business projections and guidance that may cause the Company’s actual results and outcomes to materially differ from its projections and guidance; and those risks and uncertainties identified in the “Risk Factors” sections of the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, filed with the SEC on March 23, 2023, the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2023, filed with the SEC on May 9, 2023, and its other subsequent filings with the SEC. Readers are cautioned not to place undue reliance on these forward-looking statements. All forward-looking statements contained in this Current Report on Form 8-K speak only as of the date on which they were made. Except to the extent required by law, the Company undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 18, 2023	EAGLE PHARMACEUTICALS, INC.

	By:	/s/ Scott Tarriff
Scott Tarriff
Chief Executive Officer